Discontinued Operations (Tables)	3 Months Ended
Mar. 31, 2013
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations

The following table presents the results of discontinued operations, which include the revenue and expenses of the previously-owned facilities noted above, for the three months ended March 31, 2013 and 2012 (dollar amounts in thousands except per share/unit amounts):

	For the Three Months Ended March 31,
	2013	2012
Revenues	$—	$2,245
Income (loss)	(2)	1,687
Earnings per share/unit — diluted	$—	$0.01